THE UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1)


                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

              DELAWARE                  333-117232             41-1955181
              --------                  ----------             ----------
  (State or Other Jurisdiction of      (Commission          (I.R.S. Employer
           Incorporation)              File Number)         Identification No.)

     8400 Normandale Lake Blvd.                               55437
                                                              -----
             Suite 250                                      (Zip Code)
       Minneapolis, Minnesota
 (Address of Principal Executive Offices)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

           On May 31, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class SB, Class R-I, Class R-II, Class R-III, Class R-IV and Class R-V Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

        In connection with the sale of the Series 2005-EFC1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation, Greenwich Capital Markets, Inc. and Banc of America Securities LLC (collectively, the "Underwriters"), the
Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-117232.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)      Exhibits

                    ITEM 601(A) OF
                REGULATION S-K EXHIBIT
   EXHIBIT NO.            NO.                          DESCRIPTION

      1                 99               Collateral Term Sheets-Collateral Term
                                         Sheets (as defined in Item 8.01) that
                                         have been provided by the Underwriter
                                         to certain prospective purchasers of
                                         Mortgage Pass-Through Certificates,
                                         Series 2005-EFC1.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                 By:    /s/ Joseph Orning
                                 Name:  Joseph Orning
                                 Title: Vice President


Dated: May 26, 2005



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                                  EXHIBIT INDEX


    Exhibit         Item 601(a) of
                    Regulation S-K
     Number         Exhibit No.              Description

       1                  99             Collateral Term Sheets